UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed January 14, 2014, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01.                      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.  The following audited financial statements for the Houston Hilton Garden Inn and the combined financial statements for the SoCal Hampton Portfolio are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.

Hilton Garden Inn Houston/Galleria Area a/k/a Houston Hilton Garden Inn:

Report of Independent Auditors;
Balance Sheets as of December 31, 2012 and September 30, 2013 (unaudited);
Statements of Comprehensive Income for year ended December 31, 2012 and the nine months ended September 30, 2013 and 2012 (unaudited);
Statements of Owners’ Equity in the Hotel for the year ended December 31, 2012 and the nine months ended September 30, 2013 (unaudited);
Statements of Cash Flows for the year ended December 31, 2012 and the nine months ended September 30, 2013 and 2012 (unaudited);
Notes to Financial Statements.

Ocean Park Hotels Portfolio 1 a/k/a SoCal Hampton Portfolio:

Report of Independent Auditors;
Combined Balance Sheets as of December 31, 2012 and 2011 and the nine months ended September 30, 2013 (unaudited);
Combined Statements of Comprehensive Income (Loss) for years ended December 31, 2012, 2011 and 2010 and the nine months ended September 30, 2013 and 2012 (unaudited);
Combined Statements of Owners’ Equity in the Hotels for the years ended December 31, 2012, 2011 and 2010 and the nine months ended September 30, 2013 (unaudited);
Combined Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010 and the nine months ended September 30, 2013 and 2012 (unaudited);
Notes to Combined Financial Statements.

(b) Pro forma financial information.  The following unaudited pro forma financial information for the Company is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013;
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013 and the year ended December 31, 2013;
Notes to Unaudited Pro Forma Financial Information.

(d) Exhibits

23.1    Consent of Ernst & Young, LLP;
99.1    Financial Statements for the Houston Hilton Garden Inn;
99.2    Combined Financial Statements for the SoCal Hampton Portfolio;
99.3    Unaudited Pro Forma Financial Information for Summit Hotel Properties, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2014	SUMMIT HOTEL PROPERTIES, INC. By: /s/ Christopher R. Eng Name: Christopher R. Eng Title: Vice President, General Counsel and Secretary